©2021 3D Systems, Inc. | All Rights Reserved. Fourth Quarter and Full Year 2021 Financial Results February 28, 2022 EXHIBIT 99.2

©2021 3D Systems, Inc. | All Rights Reserved.2 Welcome and Participants Dr. Jeffrey Graves President and Chief Executive Officer Jagtar Narula Executive VP and Chief Financial Officer Andrew Johnson Executive VP and Chief Legal Officer John Nypaver, Jr. VP, Treasurer and Investor Relations To participate via phone, please dial: 1-201-689-8345

©2021 3D Systems, Inc. | All Rights Reserved. Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward- looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law. Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10-K and Part II of our Quarterly Reports on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov. 3 Forward Looking Statements

©2021 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 4

©2021 3D Systems, Inc. | All Rights Reserved.5 2021 Highlights • Financial performance outperformed 2020 and pre-pandemic 2019 in adjusted EBITDA, operating profit, earnings per share, revenue adjusted for divestitures and cash from operations • Completed the divestment of non-core assets, resulting in over $400 million in proceeds and completed convertible bond offering, raising $460 million of addition funds • Added key talent with new CTO for Advanced Manufacturing and a new Chief Scientist, as well as many new engineers and other professionals • Invested organically, releasing the new SLS 380, the DMP Flex 200, and the dual-laser DMP350 Dual, as well as introducing a company-best number of new materials • Strategically invested a portion of the proceeds to acquire critical software assets via the Oqton and Additive Works acquisitions, and to acquire leading regenerative medicine businesses in Volumetric and Allevi • Positioned for additional growth initiatives by ending the year with nearly $800 million in cash

©2021 3D Systems, Inc. | All Rights Reserved.6 3D Systems – High Performing, Additive Focused $616M 2021 FY Revenue 32% / 17% YoY Revenue Growth vs 2020 and 20191 700K+ Parts Manufactured Daily Hundreds of customers with fleets of 3D System printers 130+ Materials Across Wide-Range of Hardware Options 1,800+ Employees supporting customers in 68 countries 1Figures exclude revenue from divested units in all periods • Full-service provider, combining hardware, materials, software, and applications expertise to deliver additive manufacturing (AM) solutions to customers • Broad portfolio of AM hardware technologies spanning polymers, metals, and bioprinters • Materials that address a number of needs such as precision finish characteristics, flame retardancy, and tough environmental challenges • Global footprint that includes customer innovation centers, application engineers, AM facilities, and service teams • Scale and financial profile positions us as preferred partner to companies making significant, long-term investments in AM

©2021 3D Systems, Inc. | All Rights Reserved. • Market leader in pellet-based polymer extrusion 3D printing technology • The only manufacturer offering hybrid tool head configurations providing the flexibility to choose the best format to meet the customers’ application need • Addresses critical customer applications requiring large build volumes, superior performance, and improved productivity at significantly lower cost • Wide choice of material options ensures the ideal material for unique applications while realizing potential cost savings of up to 75% • Serving the Industrial market segment • Used in orthopedic applications in healthcare utilizing PEEK material which has properties that lend it to many medical applications, including many implant applications • The technology will drive growth in our existing product lines of craniomaxillofacial and spinal cages, while developing the market in bone plates for trauma • Expands our Virtual Surgical Planning (VSP) portfolio to include PEEK implant manufacturing • Opportunity to grow the trauma point-of-care market segment • Serving the Healthcare market segment Investing for Growth Introducing Extrusion Technology to the 3D Systems Lineup

©2021 3D Systems, Inc. | All Rights Reserved.8 Looking Ahead to 2022 • Maintain the most complete portfolio of AM solutions in the industry • Expect to refresh our entire lineup of hardware technologies over the next 18 months while continuing to release new materials and making substantive and identifiable progress in our regenerative medicine strategy • Remain nimble, execute growth initiatives, introduce new products and enhancements on a continuous basis • Drive year-over-year double-digit organic growth • Utilize strong capital structure that includes nearly $800 million of cash and positive cash flow to fund growth and expand organic opportunities

©2021 3D Systems, Inc. | All Rights Reserved. Jagtar Narula Executive VP & Chief Financial Officer 9

©2021 3D Systems, Inc. | All Rights Reserved.10 Q4 and Full Year Summary * See Appendix for reconciliation of GAAP and non-GAAP operating loss, net loss and net loss per share. HIGHLIGHTS Q4 Revenue increased 13.1% vs. Q4:20, 10.4% vs. Q3:21, and 21.9% vs. Q4:19, adjusted for divestitures Fifth consecutive quarter of profitability (on a non-GAAP basis) FY adjusted EBITDA more than doubled from 2020 Fourth Quarter Year Ended 2021 2020 2021 2020 REVENUE $150.9 $172.7 $615.6 $557.2 OPERATING LOSS ($3.8) $0.7 ($33.1) ($119.0) NET INCOME (LOSS) ($6.2) ($19.8) $322.1 ($149.6) INCOME (LOSS) PER SHARE - BASIC ($0.05) ($0.16) $2.62 ($1.27) INCOME (LOSS) PER SHARE - DILUTED ($0.05) ($0.16) $2.55 ($1.27) NON-GAAP OPERATING INCOME $12.3 $16.1 $49.8 $0.3 NON-GAAP NET INCOME (LOSS) $11.5 $10.6 $56.6 ($13.1) NON-GAAP NET INCOME (LOSS) PER SHARE - BASIC $0.09 $0.09 $0.46 ($0.11) NON-GAAP NET INCOME (LOSS) PER SHARE - DILUTED $0.09 $0.09 $0.45 ($0.11) ADJUSTED EBITDA $17.9 $22.9 $74.1 $28.7

©2021 3D Systems, Inc. | All Rights Reserved.11 Revenue by Market (Adjusted for Divestitures) $ in millions $70.9 $74.5 Q4 2020 Q4 2021 Healthcare Revenue Q4 YoY +5.1% Broad based growth including dental, personalized healthcare, point-of-care Fourth consecutive quarter of year-over- year growth $195.9 $274.4 2020 2021 FY YoY +40.1% $62.5 $76.4 Q4 2020 Q4 2021 Industrial Revenue Q4 YoY $216.7 $269.5 2020 2021 FY YoY +22.2% +24.4%

©2021 3D Systems, Inc. | All Rights Reserved.12 Gross Profit Margin • Full-year non-GAAP gross margin was 43.0% • Gross margin increased due better absorption of supply chain overhead due to higher revenue and less inventory obsolescence See appendix for a reconciliation of non-GAAP gross profit. 43% 44% 42% 42% 44% 30% 35% 40% 45% 50% Q4:20 Q1:21 Q2:21 Q3:21 Q4:21 Non-GAAP GPM 42% 44% 42% 41% 44% 30% 35% 40% 45% 50% Q4:20 Q1:21 Q2:21 Q3:21 Q4:21 GAAP GPM

©2021 3D Systems, Inc. | All Rights Reserved.13 Operating Expenses $71.7 $66.2 $79.1 $81.5 $70.1 $0 $20 $40 $60 $80 $100 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $ in m illi on s GAAP R&D SG&A $58.0 $51.2 $55.2 $54.1 $54.3 $0 $20 $40 $60 $80 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $ in m illi on s Non-GAAP R&D SG&A Fourth Quarter Non-GAAP operating expenses decreased 6.4% compared to the prior year due to lower SG&A expenses as a result of restructuring efforts and divestitures See appendix for a reconciliation of non-GAAP operating expenses.

©2021 3D Systems, Inc. | All Rights Reserved.14 13.3% 13.6% 12.4% 10.5% 11.8% 0.0% 5.0% 10.0% 15.0% 20.0% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Adjusted EBITDA Margin Defined as non-GAAP Operating Income plus Depreciation divided by Revenue See appendix for a reconciliation of Non-GAAP Operating Income and Adjusted EBITDA. 5.2% 12.0% 0.0% 5.0% 10.0% 15.0% 2020 2021 By Quarter Full-Year

©2021 3D Systems, Inc. | All Rights Reserved.15 Strong Balance Sheet and Cash Generation • Generated $48.1 million of cash from operations during 2021 • $789.7 million of cash and cash equivalents to support inorganic growth opportunities • Net cash position (cash less debt) of $329.7 million allows room for significant investment while maintaining a stable capital structure • Putting cash to work with acquisition of Titan Robotics and Kumovis; expected to be accretive to earnings in 2023

©2021 3D Systems, Inc. | All Rights Reserved. 16 2022 Outlook Non-GAAP Operating Expenses between $225 million and $250 million Increasing additive manufacturing opportunity driving demand Revenue between $570 million and $630 million Non-GAAP Gross Margins between 40% and 44% Focus on growing high-margin recurring revenue streams and operational execution Investing in talent, hardware, materials, and software platforms to expand market leadership

©2021 3D Systems, Inc. | All Rights Reserved. ©2021 3D Systems, Inc. | All Rights Reserved. INVESTOR DAY May 16, 2022 Detroit, Michigan Prior to Rapid +TCT Trade Show Invitations coming soon Contact John Nypaver – Investor Relations investor.relations@3dsystems.com

©2021 3D Systems, Inc. | All Rights Reserved.18 Q&A Session 1-201-689-8345

©2021 3D Systems, Inc. | All Rights Reserved.19 Thank You Find out more at: www.3dsystems.com

©2021 3D Systems, Inc. | All Rights Reserved. Appendix

©2021 3D Systems, Inc. | All Rights Reserved.21 Presentation of Information 3D Systems reports its financial results in accordance with GAAP. Management also reviews and reports certain non-GAAP measures, including: non-GAAP revenue, non-GAAP Gross profit, non-GAAP Gross profit margin, non-GAAP Operating expenses, non-GAAP Operating (loss)/income, non-GAAP Interest and other income/(expense), net, non-GAAP Net income (loss), non-GAAP Basic and Diluted Income (Loss) per Share, adjusted EBITDA and adjusted EBITDA Margin. These non-GAAP measures exclude certain special items that management does not view as part of 3D Systems’ underlying results as they may be highly variable, may be unusual or infrequent, are difficult to predict and can distort underlying business trends and results. Management believes that the non-GAAP measures provide useful additional insight into underlying business trends and results and provide a more meaningful comparison of period-over-period results. Additionally, management uses the non-GAAP measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets. 3D Systems’ non-GAAP measures are not calculated in accordance with or as required by GAAP and may not be calculated the same as similarly titled measures used by other companies. These non-GAAP measures should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. To calculate the non-GAAP measures, 3D Systems excludes the impact of the following items: • amortization of intangible assets, a non-cash expense, as 3D Systems’ intangible assets were primarily acquired in connection with business combinations; • costs incurred in connection with acquisitions and divestitures, such as legal, consulting and advisory fees; • stock-based compensation expenses, a non-cash expense; • restructuring charges (cost optimization plans), impairment charges, including goodwill, divestiture gains or losses, and severance charges pertaining to senior level employees; • certain compensation expense related to the 2021 Volumetric acquisition; and • revenue from divestitures included in current and comparable periods necessary to calculate revenue growth excluding the impact of divestitures

©2021 3D Systems, Inc. | All Rights Reserved.22 Presentation of Information (continued) Amortization of intangibles, acquisition and divestiture related costs are excluded from non-GAAP measures as the timing and magnitude of business combination transactions are not predictable, can vary significantly from period to period and the purchase price allocated to amortizable intangible assets and the related amortization period are unique to each acquisition. Amortization of intangible assets will recur in future periods until such intangible assets have been fully amortized. While intangible assets contribute to the Company’s revenue generation, the amortization of intangible assets does not directly relate to the sale of the Company’s products or services. Additionally, intangible asset amortization expense typically fluctuates based on the size and timing of the Company’s acquisition activity. Accordingly, the Company believes excluding the amortization of intangible assets enhances the Company’s and investors’ ability to compare the Company’s past financial performance with its current performance and to analyze underlying business performance and trends. Although stock-based compensation is a key incentive offered to certain of our employees, we continue to evaluate our business performance excluding stock-based compensation; therefore, it is excluded from non-GAAP measures. Stock-based compensation expenses will recur in future periods. Restructuring charges (cost optimization plans), impairment charges, including goodwill, divestiture gains or losses, and severance charges pertaining to senior level employees, are excluded from non-GAAP measures as the frequency and magnitude of these activities may vary widely from period to period. Additionally, impairment charges, including goodwill, are non-cash. Furthermore, 3D Systems excludes contingent consideration recorded as compensation expense related to the 2021 Volumetric acquisition from non-GAAP measures as management evaluates financial performance excluding this expense, which is viewed by management as similar to acquisition consideration. The matters discussed above are tax effected, as applicable, in calculating non-GAAP net income and basic and diluted earnings per share. Adjusted EBITDA, defined as net income, plus income tax (provision)/benefit, interest and other income/(expense), net, stock-based compensation expense, amortization of intangibles, depreciation expense and other non-recurring and/or non-cash items all as described above, is used by management to evaluate performance and helps measure financial performance period-over-period. A reconciliation of GAAP to non-GAAP financial measures is provided in the accompanying schedules. 3D Systems does not provide forward-looking guidance for certain measures on a GAAP basis. The company is unable to provide a quantitative reconciliation of forward-looking non-GAAP gross margins and non-GAAP operating expenses to the most directly comparable forward-looking GAAP measures without unreasonable effort because certain items, including legal, acquisition expenses, stock-compensation expense, intangible amortization expense, restructuring expenses, and goodwill impairment, are difficult to predict and estimate. These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially.

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation – Quarter Ended Dec 31, 2021 (Unaudited) 23

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation – Year Ended Dec 31, 2021 (Unaudited) 24

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation – Quarter Ended Dec 31, 2020 (Unaudited) 25

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation – Year Ended Dec 31, 2020 (Unaudited) 26

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Operating Income to Adjusted EBITDA Reconciliation 27

©2021 3D Systems, Inc. | All Rights Reserved. Revenue Adjusted for Divestitures (Unaudited) 28 2019

©2021 3D Systems, Inc. | All Rights Reserved. Revenue Adjusted for Divestitures (Unaudited) 29 2020

©2021 3D Systems, Inc. | All Rights Reserved. Revenue Adjusted for Divestitures (Unaudited) 30 2021